SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

Form 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 3, 2002
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of Principal Executive Offices)(Zip Code)

(901) 495-6500
(Registrant's Telephone Number, Including Area Code)

(Not applicable)
(Former name or former address, if changed since last report.)

Item 5. Other Events.

    On January 3, 2002, the registrant issued the press release attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits

        (c) Exhibits

        99.1     Press Release

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    AUTOZONE, INC.

Date: January 7, 2002                                                            By: /s/ Harry L. Goldsmith
                                                                                                      Harry L. Goldsmith
                                                                                                      Senior Vice President
                                                                                                      & Secretary

EXHIBIT INDEX

            99.1         Press Release